STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)


                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997


                                     BENHAM
                                    GROUP(R)


                       ARIZONA INTERMEDIATE-TERM MUNICIPAL


                                 [front cover]



                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

                        AMERICAN CENTURY MUNICIPAL TRUST

This is the Statement of Additional Information for the American Century -- Benham Arizona Intermediate-Term Municipal Fund. This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus, dated September 3, 1996, revised January 1, 1997. The Fund's annual report for the fiscal year ended May 31, 1996, is incorporated herein by reference. Please retain this document for future reference.To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls:
816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS

Investment Policies and Techniques...............................2
Special Considerations Regarding Arizona Municipal Securities....7
Investment Restrictions..........................................8
Portfolio Transactions..........................................10
Valuation of Portfolio Securities...............................10
Performance.....................................................11
Taxes...........................................................12
About the Trust.................................................15
Trustees and Officers...........................................15
Investment Advisory Services....................................17
Transfer and Administrative Services............................18
Distribution of Fund Shares.....................................18
Direct Fund Expenses............................................18
Expense Limitation Agreement....................................18
Additional Purchase and Redemption Information..................18
Other Information...............................................19


Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

MUNICIPAL NOTES

Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

TAX ANTICIPATION NOTES (TANS) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

REVENUE ANTICIPATION NOTES (RANS) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

BOND ANTICIPATION NOTES (BANS) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

TAX-EXEMPT COMMERCIAL PAPER is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

MUNICIPAL BONDS

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION (GO) BONDS are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

REVENUE BONDS are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt service reserve fund.

INDUSTRIAL DEVELOPMENT BONDS (IDBS), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects as well as public facilities, such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depends solely on the ability of the facility's user to meet its financial obligations and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS

The Fund may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal, plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

2                                                   American Century Investments


OBLIGATIONS WITH TERM PUTS ATTACHED

The Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Fund to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

Benham Management Corporation (the "Manager"), the Fund's investment advisor, expects that the Fund will pay more for securities with puts attached than for securities without these liquidity features. The Manager may buy securities with puts attached to keep the Fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the Fund's investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, the Manager limits the Fund's use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service (IRS).

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Fund's weighted average maturities. When the Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) the Fund attempts to exercise the put. To minimize such risks, the Fund will purchase obligations with puts attached only from sellers deemed creditworthy by the Manager under the direction of the Board of Trustees.

TENDER OPTION BONDS

Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations. TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the Manager monitors the credit quality of bonds underlying the Fund's TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second highest rating category designated by a rating agency.

The Manager also takes steps to minimize the risk that the Fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences.

After purchase, the Manager monitors factors related to the tax-exempt status of the Fund's TOB holdings in order to minimize the risk of generating taxable income.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

The Fund may engage in municipal securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and

Statement of Additional Information                                            3


maintain until the settlement date a segregated account consisting of cash, U.S. government securities, or other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

The Fund may sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

As an operating policy, the Fund will not commit greater than 50% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 50% of the Fund's total assets to be committed under when-issued or forward commitment agreements, the Manager need not sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is below 50% of total assets.

MUNICIPAL LEASE OBLIGATIONS

The Fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Fund will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, and conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

Many leases and contracts include nonappropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

INVERSE FLOATERS

The Fund may buy or sell inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on an inverse floater goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-

4                                                   American Century Investments


dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(a) Floater holders receive interest based on rates set at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(b) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on such inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. Changes in the market value of inverse floaters tend to be significantly greater than those of fixed-rate bonds because of the way interest payments are determined. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

SHORT-TERM SECURITIES

Under certain circumstances, the Fund may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, the Manager does not expect the Fund's investments in short-term securities to exceed 35% of total assets. If the Fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. The Manager intends to minimize such investments, however, and may allow the Fund to hold cash to avoid generating taxable dividends when suitable short-term municipal securities are unavailable.

Pursuant to an exemptive order that the Manager received from the Securities and Exchange Commission (SEC), for liquidity purposes, the Fund may invest up to 5% of its total assets in shares of a money market fund advised by the Manager provided that the investment is consistent with the Fund's investment policies and restrictions.

CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED
TO FINANCE SIMILAR PROJECTS OR FACILITIES

From time to time, a significant portion of the Fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if the Fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds that the Fund holds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions

Statement of Additional Information                                            5


relating to the validity or means of financing municipal projects, material or manpower shortages, and declining demand for the projects or facilities financed by the municipal bonds.

FUTURES AND OPTIONS

The Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure. The Fund does not use futures and options transactions for speculative purposes.

Although other techniques may be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The Fund may engage in futures and options transactions based on securities indexes, such as the Bond Buyer Index of Municipal Bonds, that are consistent with the Fund's investment objectives. The Fund may also engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes.

Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Municipal Bond Index. Although other types of futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

To initiate and maintain open positions in a futures contract, the Fund would be required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the broker for as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower the Fund's return. The Fund could suffer losses if it were unable to close out its position because of an illiquid secondary market.

Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the Manager considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time

6                                                   American Century Investments


when the Manager would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Manager will seek to minimize these risks by limiting the contracts it enters into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund could also lose margin payments it has deposited with a margin broker if, for example, the broker becomes bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the Fund may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying security. If the Fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a fund may enter into futures and options transactions
(a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities and certain other instruments held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

SPECIAL CONSIDERATIONS REGARDING ARIZONA MUNICIPAL SECURITIES

As briefly discussed in the Prospectus, the Fund is susceptible to political, economic, and regulatory events that affect issuers of Arizona municipal obligations. The following information about risk factors is provided in view of the Fund's policy of concentrat-

Statment of Additional Information                                             7


ing its assets in Arizona municipal securities. This information is based on certain official statements of the state of Arizona published in connection with the issuance of specific Arizona municipal securities as well as from other publicly available sources. It does not constitute a complete description of the risk associated with investing in securities of these issuers. While the Manager has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

Located in the country's sunbelt, Arizona has been, and is projected to continue to be, one of the faster growing areas in the United States. Over the last several decades, the state has outpaced most other regions of the country in population and personal income growth, gross state product, and job creation.

Geographically, Arizona is the nation's sixth largest state in terms of area. It is divided into three distinct topographic regions: the northern third which is high plateau country traversed by deep canyons, such as Grand Canyon National Park; central Arizona which is rugged, mountainous, and heavily forested; and the southern third which encompasses desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and state governments: 32% is owned by the federal government, 28% is held as Federal Trust Land (Indian), 17% is in private ownership, and 13% is held by the state, leaving approximately 10% held in other categories.

Over the last 25 years, the state's emphasis on the mining and agricultural employment sectors has diminished, and significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance, and real estate. Arizona's economy has continued to grow in recent years, although at a slower rate of growth than was experienced in earlier periods.

Under its constitution, the state of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities, and the state and local governmental units may enter into lease transactions. The particular source of payments and security for an Arizona municipal obligation is detailed in the instruments themselves and in related offering materials.

The state and local governmental units are subject to limitations imposed by Arizona law with respect to ad valorem taxation, bonded indebtedness, the amount of annual increases in taxes, and other matters. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that may be levied without voter approval. If such a proposal were enacted, there might be an adverse impact on state or local government financing.

Arizona is required by law to maintain a balanced budget. In the past, the state has used a combination of spending reductions and tax increases to avoid potential budgetary shortfalls and may be required to do so again in the future.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the votes of shareholder of the Fund, as defined in the Investment Company Act of 1940.

THE FUND MAY NOT:

(1) Borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and provided that the Fund maintains asset coverage of at least 300% for all such borrowings. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor or from a joint account of such funds or portfolios as permitted by federal regulatory agencies. Before such borrowing from another fund would be permissible, the Fund would need to obtain exemptive relief from the staff of the SEC. The Fund has no current intention to obtain such relief.

(2) Act as an underwriter of securities issued by others, except to the extent that the Fund may

8                                                   American Century Investments


     be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities, and except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment policies and techniques may be deemed to be an underwriting.

(3) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of issuers engaged in the real estate business); physical commodities or contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not be deemed to prohibit the Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments; and purchasing and selling options on such futures contracts.

(4) Make loans to others, except in accordance with the Fund's investment objective and policies.

(5) Issue senior securities, except as permitted under the Investment Company Act of 1940.

The Fund is also subject to the following restrictions, which are not fundamental and may therefore be changed by the board of trustees without shareholder approval.

THE FUND MAY NOT:

(a) Purchase equity securities in any company, including warrants, or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(b) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

(c) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

(d) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, illiquid securities) if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. The Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or options that are traded in the over-the-counter market and investments hedged by such options.

(e) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(f) Invest in securities of an issuer that, together with any predecessor or unconditional guarantor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities, except obligations issued or guaranteed by the U.S. government or its agencies and municipal securities.

(g) Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or to municipal securities of any type.

Statement of Additional Information                                            9


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

For purposes of the Fund's investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if the bond is backed only by the assets and revenues of a nongovernmental user, the nongovernmental user is deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and would be treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the board of trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the board of trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

The Fund's annual portfolio turnover rate is not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

The Fund's portfolio turnover rate for the years ended May 31, 1995, and May 31, 1996, were 33.22% and 35.78% respectively.

Investment decisions are made for the Fund independently from those made for other funds advised by the Manager. From time to time, however, two or more funds advised by the Manager may hold the same security. When two or more funds are simultaneously engaged in purchasing or selling a security, the prices and amounts are allocated in a manner believed by the Manager to be equitable to each of the funds involved. In some instances, simultaneous transactions could have a detrimental effect on the price or value of a security as far as the participating funds are concerned. In other instances, however, the ability to participate in volume transactions will produce better prices and executions for the funds.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving, and Christmas (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

The Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

Securities held by the Fund are normally priced by an independent pricing service, provided that such prices are believed by the Manager to reflect the fair market value of portfolio securities.

Because the majority of outstanding municipal issues do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institu-

10                                                  American Century Investments


tional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the Manager under the general supervision of the board of trustees. There are a number of pricing services available, and the Manager, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market;" that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among dealers.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the board of trustees. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. While this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

PERFORMANCE

The Fund's yields and total returns may be quoted in advertising and sales literature. Yields and total return will vary, and past performance should not be considered an indication of future results.

Yield quotations for the Fund are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period according to the following formula:

YIELD = 2 [(a - b + 1)6 - 1]
           ------
             cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended May 31, 1996, the Fund's yield was 4.42%.

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year-to-year and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

Performance for the fiscal year ended May 31, 1996, is listed in the chart below:

                         Arizona Fund
----------------------------------------------
One Year                     4.65%
----------------------------------------------
Since Inception              6.65%
----------------------------------------------

Statement of Additional Information                                           11


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

FEDERAL INCOME TAX

The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not incur federal or state income taxes on its net investment income and on net realized capital gains to the extent distributed to shareholders.

It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for purposes of the regular federal income tax. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income that is not eligible to be designated as exempt-interest dividends, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local taxes, as applicable, in the hands of shareholders.

Distributions of net investment income received by the Fund from investments in debt securities other than municipal securities, of ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be tax-

12                                                  American Century Investments


able to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

The timing of your investment could have undesirable tax consequences. If you open an account or buy shares for your account before the day a dividend or distribution is declared, you may receive a portion of your investment back as taxable income if that dividend or distribution is not an exempt-interest dividend.

Under the Code, any distribution from a fund's net realized long-term capital gains is taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held.

The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the investments in such instruments.

Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term if the shareholder's holding period for the shares is more than one year and, generally, will otherwise be short-term. However, any loss realized upon a sale or redemption of shares within six months of their purchase will be treated as long-term capital loss to the extent of capital gain dividends received on such shares.

Any loss realized from a disposition of Fund shares held for six months or less will be disallowed to the extent that dividends received from the Fund have been designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Interest on certain types of industrial development bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The Fund may invest periodically in industrial development bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, and lineal descendants) owns directly or indirectly in aggregate more than 50% of the equity value of the substantial user.

Certain options, futures contracts, and forward contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31st of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized.

The hedging transactions undertaken by the Fund may result in straddles for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.

Statement of Additional Information                                           13


The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or as a long-term capital gain may be substantially increased or decreased as compared to a fund that did not engage in such hedging transactions.

Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. The Funds, the investment manager, and the Fund's counsel do not review the proceedings relating to the issuance of state or municipal securities on the basis of bond counsel opinions.

From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the Fund's NAV would be adversely affected. Under these circumstances, the Board of Trustees would reevaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

ALTERNATIVE MINIMUM TAX

While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while tax-exempt for regular federal income tax purposes, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's adjusted current earnings.

The Trust will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

STATE AND LOCAL TAXES

Under a ruling  by the  Arizona  Department  of  Revenue,  shareholders  who are otherwise subject to Arizona income tax will not be subject to such tax on dividends paid by the Fund to the extent that such dividends are attributable to either (a) obligations of the State of Arizona or its political subdivisions thereof or (b) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Fund that are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax so long as the Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

The Fund's dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside of Arizona. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the Fund in this regard.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective shareholder may wish to consult a tax advisor.

14                                                  American Century Investments


ABOUT THE TRUST

American Century Municipal Trust is a registered open-end management investment company that was organized as a Massachusetts business trust on May 1, 1984 (the Trust was formerly known as "Benham Municipal Trust" and "Benham National Tax-Free Trust"). One of the Trust's eight series, American Century-Benham Arizona Intermediate-Term Municipal Fund (formerly known as "Benham Arizona Municipal Intermediate-Term Fund") is described in this Statement of Additional Information. The board of trustees may create additional series from time to time.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative; so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a board of trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group. Each shareholder has equal rights to dividends and distributions declared by the Fund and to the net assets of such Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commere Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Trust's assets. Services provided by the custodian bank include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors. KPMG audits the annual report and provides tax and other services.

TRUSTEES AND OFFICERS

The Trust's activities are overseen by a board of trustees, including six independent trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management
Corporation; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. The Trustees listed below serve as Trustees or Directors of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Trustee or officer began his or her


Statement of Additional Information                                           15


service in a particular capacity. The Trustees' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

*JAMES M. BENHAM, Chairman of the Board of Trustees (1985); President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent Trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); Counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES,  independent  Trustee  (1985).  Mr.  Scholes is a principal of
Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent Trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (June 1994).

EZRA SOLOMON, independent Trustee (1985). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a Director of Encyclopedia Britannica.

ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is President, Chief Executive Officer and Director of ACC, ACS and ACIS.

JEANNE D. WOHLERS, independent Trustee (1985). Ms. Wohlers is a private investor and an independent Director and partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

*JAMES M. BENHAM, President and Chief Executive Officer (1996).

*WILLIAM M. LYONS, Executive Vice President (1996); Executive Vice President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

*DOUGLAS A. PAUL,  Secretary (1988),  Vice President (1990), and General Counsel
(1990); Secretary and Vice President of the funds advised by the Manager.

*C. JEAN WADE, Controller (1996).

*MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

The table on the following page summarizes the compensation that the Trustees received from the Fund for the Fund's fiscal year ended May 31, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager

As of July 31, 1996, the Trust's officers and Trustees, as a group, owned less than 1% of the Fund's outstanding shares.

16                                                  American Century Investments


INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with Benham Management Corporation dated June 1, 1995, that was approved by shareholders on May 31, 1995.

The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Fund since the Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr. controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

The Fund's agreement with the Manager continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's Trustees, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The agreement is terminable on sixty days' written notice, either by the Fund or by the Manager, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, the Manager provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. The Manager determines what securities will be purchased and sold by the Fund and assists the Fund's officers in carrying out decisions made by the board of Trustees.

For these services, the Fund pays the Manager a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Fund's average daily net assets to the following investment advisory fee rate schedule:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.

Investment advisory fees paid by the Fund to the Manager for the fiscal period ended May 31, 1996, 1995 and 1994 are indicated in the following table. Fee amounts are net of expense limitations/recoupments as described on the following page.


TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED MAY 31, 1996

                         Aggregate     Pension or Retirement        Estimated           Total Compensation
     Name of           Compensation   Benefits Accrued As Part   Annual Benefits        From Fund and Fund
     Trustee*         From The Fund       of Fund Expenses       Upon Retirement    Complex** Paid to Trustees
-----------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat        $ 22            Not Applicable        Not Applicable               $47,750
Ronald J. Gilson           $369            Not Applicable        Not Applicable               $97,333
Myron S. Scholes           $369            Not Applicable        Not Applicable               $69,750
Kenneth E. Scott           $386            Not Applicable        Not Applicable               $78,273
Ezra Solomon               $291            Not Applicable        Not Applicable               $68,499
Isaac Stein                $372            Not Applicable        Not Applicable               $71,500
Jeanne D. Wohlers          $376            Not Applicable        Not Applicable               $73,750
-----------------------------------------------------------------------------------------------------------------

*    Interested Trustees receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.

Statement of Additional Information                                           17


Fiscal Period              Investment Advisory Fees*
--------------------------------------------------------
Year ended 5/31/96                    $0
Year ended 5/31/95                     0
April 11, 1994-May 31, 1994            0
--------------------------------------------------------
*Net of reimbursements

TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Fund. ACS provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, each Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                Administrative Fee Rate
--------------------------------------------------------
up to $4.5 billion                    .11%
up to $6 billion                      .10
up to $9 billion                      .09
over $9 billion                       .08
--------------------------------------------------------

For transfer agent services, the Fund pays ACS monthly fees of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during that month.

Due to reimbursements, the Fund paid no administrative services or transfer agent fees during the fiscal period from April 11, 1994 (commencement of operations), through May 31, 1994, and for the years ended May 31, 1995 and 1996.

DISTRIBUTION OF FUND SHARES

The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Trustees; custodian, audit, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

Under an Expense Limitation Agreement between the Fund and the Manager, the Manager is obligated to limit the Fund's expenses to .67% of average daily net assets through May 31, 1997.

The Manager may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time.

The expense limit is subject to annual renewal. The expense limits for the years ended May 31, 1995, and May 31, 1996, were .66% and .69%, respectively, of average daily net assets.

Net reimbursements paid by the Manager for the fiscal year ended May 31, 1995, and May 31, 1996, were $139,257 and $157,428.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's  shares are  available  only to  residents  of  Arizona,  California,
Colorado, Nevada, Oregon, Washington, and Texas. The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its

18                                                  American Century Investments


series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Trust's or a series' best interest. The matrix below shows the names, addresses, and holdings of all shareholders of record who owned more than 5% of a Fund's outstanding shares.


                                Arizona Intermediate-Term
Fund                            Municipal Fund
-------------------------------------------------------------
Shareholder Name and            Charles Schwab & Co.
Address                         101 Montgomery Street
                                San Francisco, CA 94101
-------------------------------------------------------------
# of Shares Held                405,547.960

% of Total Shares
Outstanding                     16.3%
-------------------------------------------------------------

As of July 31, 1996, to the knowledge of the Trust, no other shareholder was the beneficial shareholder or record shareholder of 5% or more of the Fund's total shares outstanding.

ACS charges neither fees nor commissions on the purchase and sale of Fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

OTHER INFORMATION

The Fund's investment advisor has been continuously registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Trust or the advisor by the Securities and Exchange Commission.

For further information, refer to the registration statement and exhibits on file with the Securities and Exchange Commission in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

MUNICIPAL SECURITIES RATINGS

Securities  rating  descriptions  provided under this heading are excerpted from
publications  of  Moody's  Investors   Service,   Inc.  and  Standard  &  Poor's
Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:

Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and

Statement of Additional Information                                           19


thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  MOODY'S  INVESTORS   SERVICE,   INC.'S  RATINGS  OF  NOTES  AND
VARIABLE-RATE DEMAND OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality.  There is strong protection
present  through   established  cash  flows,   superior  liquidity  support,  or
demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

20                                                  American Century Investments


SPECULATIVE

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Statement of Additional Information                                           21


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com


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                                    American
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                       STATEMENT OF ADDITIONAL INFORMATION

                                 [company logo]
                                    American
                                  Century(sm)

                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997


                                     BENHAM
                                    GROUP(R)


                         Florida Municipal Money Market
                       Florida Intermediate-Term Municipal


                                 [front cover]


                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 1996

                        AMERICAN CENTURY MUNICIPAL TRUST

This is the Statement of Additional Information for the American Century--Benham Florida Municipal Money Market Fund and American Century--Benham Florida Intermediate-Term Municipal Fund. This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated September 3, 1996, revised January 1, 1997. The Funds' annual report for the fiscal year ended May 31, 1996, is incorporated herein by reference. Please retain this document for future reference.To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

     Investment Policies and Techniques...............................2
     Special Considerations Regarding
       Florida Municipal Securities...................................8
     Investment Restrictions..........................................9
     Portfolio Transactions..........................................10
     Valuation of Portfolio Securities...............................11
     Performance.....................................................12
     Taxes...........................................................14
     About the Trust.................................................16
     Trustees and Officers...........................................17
     Investment Advisory Services....................................18
     Transfer and Administrative Services............................19
     Distribution of Fund Shares.....................................20
     Direct Fund Expenses............................................20
     Expense Limitation Agreement....................................20
     Additional Purchase and Redemption
       Information...................................................20
     Other Information...............................................21

STATEMENT OF ADDITIONAL INFORMATION                                            1

INVESTMENT POLICIES AND TECHNIQUES

     The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

MUNICIPAL NOTES

     Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

     TAX ANTICIPATION NOTES (TANS) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

     REVENUE ANTICIPATION NOTES (RANS) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

     BOND ANTICIPATION NOTES (BANS) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

     TAX-EXEMPT COMMERCIAL PAPER is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

MUNICIPAL BONDS

     Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

     GENERAL OBLIGATION (GO) bonds are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

     REVENUE BONDS are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

     INDUSTRIAL DEVELOPMENT BONDS (IDBS), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects as well as public facilities, such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depends solely on the ability of the facility's user to meet its financial obligations and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS

     The Funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal, plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

2                                                   AMERICAN CENTURY INVESTMENTS

OBLIGATIONS WITH TERM PUTS ATTACHED

     Each Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

     Benham Management Corporation (the "Manager"), the Funds' investment advisor, expects that the Funds will pay more for securities with puts attached than for securities without these liquidity features. The Manager may buy securities with puts attached to keep a Fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the Funds' investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the Funds, the Manager limits the Funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service (IRS).

     Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Funds' weighted average maturities. Where a Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

     There is a risk that the seller of a put will not be able to repurchase the underlying obligation when, or if, a Fund attempts to exercise the put. To minimize such risks, the Funds will purchase obligations with puts attached only from sellers deemed creditworthy by the Manager under the direction of the board of trustees.

TENDER OPTION BONDS

     Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to the Money Market Fund. However, either Fund may purchase these instruments.

     TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

     There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the Manager monitors the credit quality of bonds underlying the Funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second highest rating category designated by a nationally recognized statistical rating agency (a "rating agency").

     The Manager also takes steps to minimize the risk that a Fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences.

     After purchase, the Manager monitors factors related to the tax-exempt status of the Fund's TOB holdings in order to minimize the risk of generating taxable income.

WHEN-ISSUED AND FORWARD
COMMITMENT AGREEMENTS

     The Funds may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. While a Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it

STATEMENT OF ADDITIONAL INFORMATION                                          3


may nevertheless sell the securities before the settlement date if deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, each Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. government securities, or other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

     The Funds may sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Funds own. The Funds will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Funds if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

     As an operating policy, a Fund will not commit greater than 50% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 50% of a Fund's total assets to be committed under when-issued or forward commitment agreements, the Manager need not sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is below 50% of total assets.

MUNICIPAL LEASE OBLIGATIONS

     Each Fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

     Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, and conditional sale contracts (which normally provide for the title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt.

     Many leases and contracts include nonappropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

INVERSE FLOATERS (INTERMEDIATE-TERM FUND)

     The Intermediate-Term Fund may buy or sell inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on an inverse floater goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees

4                                                   AMERICAN CENTURY INVESTMENTS

associated with administering the inverse floater program).

     Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

     In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(a) Floater holders receive interest based on rates set at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(b) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

     Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on such inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

     Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

     Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

     The secondary market for floaters and inverse floaters may be limited. Changes in the market value of inverse floaters tend to be significantly greater than those of fixed-rate bonds because of the way interest payments are determined. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

SHORT-TERM SECURITIES
(INTERMEDIATE-TERM FUND)

     Under certain circumstances, the Intermediate-Term Fund may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, the Manager does not expect the Funds' investments in short-term securities to exceed 35% of total assets. If the Fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level and may be taxable at the state level as ordinary income. The Manager intends to minimize such investments, however, and may allow the Fund to hold cash to avoid generating taxable dividends when suitable short-term municipal securities are unavailable.

     Pursuant to an exemptive order that the Manager received from the Securities and Exchange Commission (SEC), for liquidity purposes, the Intermediate-Term Fund may invest up to 5% of its total assets in shares of a money market fund advised by the Manager provided that the investment is consistent with the Fund's investment policies and restrictions.

CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED
TO FINANCE SIMILAR PROJECTS OR FACILITIES

     From time to time, a significant portion of a Fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a Fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility

STATEMENT OF ADDITIONAL INFORMATION                                            5

bonds that the Fund holds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages, and declining demand for the projects or facilities financed by the municipal bonds.

FUTURES AND OPTIONS (INTERMEDIATE-TERM FUND)

     The Intermediate-Term Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure. The Fund does not use futures and options transactions for speculative purposes.

     Although other techniques may be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

     FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The Fund may engage in futures and options transactions based on securities indexes, such as the Bond Buyer Index of Municipal Bonds, that are consistent with the Fund's investment objectives. The Fund may also engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes.

     Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Municipal Bond Index. Although other types of futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

     To initiate and maintain open positions in a futures contract, a Fund would be required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

     Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the broker for as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

     RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a Fund's return. A Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if it were unable to close out its position because of an illiquid secondary market.

6                                                   AMERICAN CENTURY INVESTMENTS

     Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the Manager considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Manager would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Manager will seek to minimize these risks by limiting the contracts it enters into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund could also lose margin payments it has deposited with a margin broker if, for example, the broker becomes bankrupt.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

     Although it does not currently intend to do so, the Fund may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying security. If the Fund engages in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Intermediate-Term Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

     The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities and certain other instruments held less than three months constitute less than 30% of a Fund's

STATEMENT OF ADDITIONAL INFORMATION                                            7


gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

SPECIAL CONSIDERATIONS REGARDING FLORIDA
MUNICIPAL SECURITIES

     As briefly discussed in the Prospectus, the Funds are susceptible to political, economic, and regulatory events that affect issuers of Florida municipal obligations. The following information about risk factors is provided in view of the Funds' policies of concentrating their assets in Florida municipal securities. This information is based on independent municipal credit reports relating to securities offerings of Florida issuers and other publicly available sources. It does not constitute a complete description of the risk associated with investing in securities of these issuers. While the Manager has not independently verified this information, it has no reason to believe the information is inaccurate.

     Because the Funds invest primarily in Florida municipal securities, they will be affected by political and economic conditions and developments within the state of Florida. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower whenever the economy is strong, growing and diversified, financial operations are sound, and the debt burden is reasonable.

     The state of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. Florida's population has grown rapidly and is now the fourth largest state; this growth is expected to continue, but at reduced rates. The retiree component is expected to continue to be a major factor. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.

     In recent years, the Florida economy has been transforming from a narrow base of agriculture and seasonal tourism into a service and trade economy, with substantial insurance, banking, and export participation as well as greater year-round attraction. The outlook for the Florida economy is continued expansion fueled by population growth but at a slower rate than that of the 1980s.

     Debt levels in the state of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation full faith and credit debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a narrower pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The state of Florida issues general obligation debt for a variety of purposes; however, the state constitution requires a specific revenue stream to be pledged to state general obligation bonds as well.

     The state of Florida is heavily dependent upon sales tax, which makes the state's general fund vulnerable to recession and presents difficulties in expanding the tax base in an economy increasingly geared to services. This dependence upon sales tax, combined with economic recession, has resulted in budgetary shortfalls in the past; Florida has reacted to preserve an adequate financial position primarily through expenditure reductions. State officials, however, still face tremendous capital and operating pressures due to the growth that will continue to strain the state's narrow revenue base. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement is a tax on consumer services. The creation of a Florida personal income tax is a remote possibility because it would require an amendment to the state's constitution. However, there can be no assurance that a personal income tax will not be implemented in the future if such a tax were to be imposed, there is no assurance that interest earned on Florida municipal obligations would be exempt from this tax.

8                                                   AMERICAN CENTURY INVESTMENTS


INVESTMENT RESTRICTIONS

     Each of the Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the votes of shareholders of each Fund as determined in accordance with the Investment Company Act of 1940.

     A FUND MAY NOT:

(1) Borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and provided that the Fund maintains asset coverage of at least 300% for all such borrowings. A Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which the Benham Management Corporation is the investment advisor or from a joint account of such funds or portfolios as permitted by federal regulatory agencies. Before such borrowing from another fund would be permissible, the Fund would need to obtain exemptive relief from the staff of the SEC. The Fund has no current intent of obtaining such relief.

(2) Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities, and except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment policies and techniques may be deemed to be an underwriting.

(3) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of issuers engaged in the real estate business); physical commodities or contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not be deemed to prohibit a Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments; and purchasing and selling options on such futures contracts.

(4) Make loans to others, except in accordance with the Fund's investment objective and policies.

(5) Issue senior securities, except as permitted under the Investment Company Act of 1940.

     The Funds are also subject to the following restrictions, which are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

     A Fund may not:

(a) Purchase equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(b) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

(c) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

(d) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, illiquid securities) if, as a result, more than 10% of the Florida Municipal Money Market Fund's net assets or more than 15% of the Intermediate-Term Fund's net assets would be invested in illiquid securities.

(e) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of invest-

STATEMENT OF ADDITIONAL INFORMATION                                            9


     ment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(f) Invest in securities of an issuer that, together with any predecessor or unconditional guarantor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities, except obligations issued or guaranteed by the U.S. government or its agencies and municipal securities.

(g) Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or to municipal securities of any type.

     Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

     For purposes of the Funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision, and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if the bond is backed only by the assets and revenues of a nongovernmental user, the nongovernmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and would be treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

     In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

     Under normal conditions, the Intermediate-Term Fund's annual portfolio turnover rate is not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

     The Intermediate-Term Fund's portfolio turnover rates for the fiscal years ended May 31, 1996 and 1995 were 66.39% and 36.63%, respectively.

     Investment decisions are made for each Fund independently from those made for other funds advised by the Manager. From time to time, however, two or more funds advised by the Manager may hold the same security. When two or more funds are simultaneously engaged in purchasing or selling a security, the prices and amounts are allocated in a manner believed by the Manager to be equitable to each of the funds involved. In some instances, simultaneous transactions could have a detrimental effect on the price or value of a security as far as the participating funds are concerned. In other instances, however, the ability to participate in volume transactions will produce better prices and executions for the funds.

10                                                  AMERICAN CENTURY INVESTMENTS

VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     The Manager typically completes its trading on behalf of each Fund in various markets before the Exchange closes for the day. Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

     MONEY MARKET FUND. Securities held by the Money Market Fund are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. While this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

     The amortized cost method of valuation is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, a fund holding itself out as a money market fund must adhere to certain quality and maturity criteria. In particular, such a fund must limit its investments to U.S. dollar-denominated instruments determined by its Directors or Trustees to present minimal credit risks and that are (a) high-grade obligations rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two rating agencies (or by one if only one has rated the obligation) or (b) unrated obligations judged by the advisor, under the direction of the fund's Directors or Trustees, to be of comparable quality. Further, pursuant to Rule 2a-7, a money market fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase instruments with remaining maturities of 397 days or less.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Florida Municipal Money Market Fund's NAV at $1.00 per share. These procedures require the Trust's chief financial officer to notify the Trustees immediately if, at any time, a Fund's weighted average maturity exceeds 90 days or its NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the Board of Trustees' audit committee will be called to consider what actions, if any, should be taken. If such deviation exceeds .50%, the Trust's chief financial officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to .50% or lower and to call a meeting of the Board of Trustees to consider further action.

     The Board of Trustees monitors the levels of illiquid securities, however if the levels are exceeded, they will take action to rectify these levels.

     Actions the Board of Trustees may consider under these circumstances include: (a) selling portfolio securities prior to maturity, (b) withholding dividends or distributions from capital, (c) authorizing a one-time dividend adjustment, (d) discounting share purchases and initiating redemptions in kind, or (e) valuing portfolio securities at market for purposes of calculating NAV.

     INTERMEDIATE-TERM FUND. Securities held by the Intermediate-Term Fund are normally priced by an independent pricing service, provided that such prices are believed by the Manager to reflect the fair market value of portfolio securities.

STATEMENT OF ADDITIONAL INFORMATION                                           11


     Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the Manager under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Manager, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

     Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among dealers.

     Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the Trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Trustees.

     The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. While this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

PERFORMANCE

     The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature and should not be considered an indication of future results. The Funds' share price, yield, and return will vary with changing market conditions.

     For the MONEY MARKET FUND, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

     For the seven-day period ended May 31, 1996, the Money Market Fund's yield was 3.80%, and its effective yield was 3.86%.

     For the INTERMEDIATE-TERM FUND, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period according to the following formula:

YIELD = 2 [(a - b + 1)6 - 1]
            -----
             cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

12                                                  AMERICAN CENTURY INVESTMENTS


     For the 30-day period ended May 31, 1996, the Intermediate-Term Fund's yield was 4.50%.

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Funds' performance is not constant over time but changes from year-to-year and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     Performance for the fiscal year ended May 31, 1996, is listed in the chart below:

                     Money Market      Intermediate-Term
                         Fund                Fund
-----------------------------------------------------
One Year                 3.86%               4.34%
-----------------------------------------------------
Since Inception          3.73%               6.30%
-----------------------------------------------------
*The inception date for the Funds is April 11, 1994.


     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The Funds' shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

     The Manager may obtain fund ratings on the safety of Fund shares from one or more rating agency and may publish these ratings in advertisements and sales literature.

STATEMENT OF ADDITIONAL INFORMATION                                           13

TAXES

FEDERAL INCOME TAX

     Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not incur federal or state income taxes on its net investment income and on net realized capital gains to the extent distributed to shareholders.

     It is intended that each Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. Each Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for purposes of the regular federal income tax. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

     Each Fund will determine periodically which distributions will be designated as exempt-interest dividends. If a Fund earns income that is not eligible to be designated as exempt-interest dividends, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local taxes, as applicable, in the hands of shareholders.

     Distributions of net investment income received by each Fund from investment in debt securities other than municipal securities, of ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Because the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

     The timing of an investment could have undesirable tax consequences. If a shareholder opens an account or buys shares for an account before the day a dividend or distribution is declared, the shareholder may receive a portion of the investment back as taxable income if that dividend or distribution is not an exempt-interest dividend.

     Under the Code, any distribution designated as being made from a fund's net realized long-term capital gains is taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit a Fund's investments in such instruments.

     Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term if the shareholder's holding period for the shares is more than one year and, generally, will otherwise be short-term. However, any loss realized upon a sale or redemption of shares within six months of their purchase will be treated as long-term capital loss to the extent of capital gain dividends received on such gains.

     Any loss realized from a disposition of a Fund's shares held for six months or less will be disallowed to the extent that dividends received from the Fund have been designated as exempt-interest dividends. Any loss realized on a sale or exchange of the Fund's shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Interest on certain types of industrial development bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term

14                                                  AMERICAN CENTURY INVESTMENTS


"substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The Funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns directly or indirectly in aggregate more than 50% of the equity value of the substantial user.

     Certain options, futures contracts, and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31st of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized.

     The hedging transactions undertaken by the Funds may result in straddles for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Funds, which are taxed as ordinary income when distributed to shareholders.

     Each Fund may make one or more of the elections available under the Code that are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or as a long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. The Funds, the investment manager, and the Funds' counsel do not review the proceedings relating to the issuance of state or municipal securities on the basis of bond counsel opinions.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Funds, and the Funds' NAVs would be adversely affected. Under these circumstances, the Board of Trustees would reevaluate the Funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

ALTERNATIVE MINIMUM TAX

     While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while tax-exempt for regular federal income tax purposes, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

     All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions

STATEMENT OF ADDITIONAL INFORMATION                                           15


are included in the corporation's adjusted current earnings.

     The Trust will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

STATE AND LOCAL TAXES

     Dividends and distributions paid by the Funds to individuals who are Florida residents will not be subject to personal income taxation by Florida because Florida does not have a personal income tax. Corporate shareholders that are subject to the Florida corporate income tax should consult with their tax advisor regarding the application of the Florida corporate income tax to dividends and distributions paid by the Funds.

     The Funds may apply for  rulings  from the  Florida  Department  of Revenue
(FDR) to the effect that shares of a Fund will be exempt from the Florida intangibles tax each year if the Fund's portfolio of investments on January 1 of that year consists of investments exempt from the Florida intangibles tax. Investments exempt from the Florida intangibles tax include, but are not limited to, (a) notes, bonds and other obligations issued by the state of Florida or its municipalities, counties, and other taxing districts and (b) notes, bonds, and other obligations issued by the U.S. government and its agencies. Obligations issued by the government of Puerto Rico are also exempt if permitted by ruling. If a Fund's portfolio of investments on January 1 of each year includes investments that are not exempt from the Florida intangibles tax, the Fund's shares could be wholly or partially subject to the Florida intangibles tax. The Funds intend that on January 1 of each year, each Fund's portfolio of investments will consist solely of investments exempt from the Florida intangibles tax.

     The Funds' dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside of Florida. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the Funds in this regard.

     The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Funds are a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

ABOUT THE TRUST

     American Century Municipal Trust is a registered open-end management investment company that was organized as a Massachusetts business trust on May 1, 1984 (the Trust was formerly known as "Benham Municipal Trust" and"Benham National Tax-Free Trust"). Currently, there are eight series of the Trust. American Century-Benham Florida Municipal Money Market Fund (formerly "Benham Florida Municipal Money Market Fund") and American Century-Benham Florida Intermediate-Term Municipal Fund (formerly known as "Benham Florida Municipal Intermediate-Term Fund") are described in this State-ment of Additional Information. The Board of Trustees may create additional series from time to time.

     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

     Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders, without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group. Each shareholder has equal rights to dividends and distributions declared by their series and to the net assets of such series upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund. Shares of each series have equal voting rights, although each series votes separately on matters affecting that series exclusively.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration

16                                                  AMERICAN CENTURY INVESTMENTS


of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Trust's assets. Services provided by the custodian bank include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors. KPMG audits the annual report and provides tax and other services.

TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management
Corporation; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. The Trustees listed below serve as Trustees or directors of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address with the exception of Mr. Stowers and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

     *JAMES M. BENHAM, Chairman of the Board of Trustees (1985); President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); Counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Trustee (1985). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

STATEMENT OF ADDITIONAL INFORMATION                                           17


     KENNETH E. SCOTT, independent Trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS , Trustee (1995). Mr. Stowers is President, Chief Executive Officer and Director of ACC, ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1985). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM  M.  LYONS,  Executive  Vice  President  (1996);   Executive  Vice
President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *C. JEAN WADE, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     The table on the next page summarizes the compensation that the Trustees received from the Funds for the Funds' fiscal year ended May 31, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

     As of July 31, 1996, the Trust's officers and Trustees, as a group, owned less than 1% of the each Fund's outstanding shares.

INVESTMENT ADVISORY SERVICES

     Each Fund has an  investment  advisory  agreement  with  Benham  Management
Corporation   (the  "Manager")   dated  June  1,  1995,  that  was  approved  by
shareholders on May 31, 1995.

     The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Funds since each Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

     Each Fund's agreement with the Manager continues for an initial period of two years and thereafter from year to year provided that, after the initial two-year period, it is approved at least annually by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's Trustee, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Each Fund's agreement is terminable on sixty days' written notice, either by the Fund or by the Manager, to the other party, and terminates automatically in the event of its assignment.

     Pursuant to the investment advisory agreement, the Manager provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. The Manager determines what securities will be purchased and sold by the Funds and assists the Funds' officers in carrying out decisions made by the Board of Trustees.

     For these services, each Fund pays the Manager a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Fund's average daily net assets to the following investment advisory fee rate schedule:

18                                                  AMERICAN CENTURY INVESTMENTS


     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.


     Due to reimbursements, the Funds paid no investment advisory fees to the Manager during the fiscal period from April 11, 1994 (commencement of operations), through May 31, 1994, or for the fiscal years ended May 31, 1995, and May 31, 1996.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Funds. ACS provides facilities, equipment and personnel to the Funds and is paid for such services by the Funds. For administrative services, each Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                              Administrative Fee Rate
-----------------------------------------------------------------
up to $4.5 billion                                  .11%
up to $6 billion                                    .10
up to $9 billion                                    .09
over $9 billion                                     .08
-----------------------------------------------------------------

     For transfer agent services, each Fund pays ACS monthly fees of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

     Due to reimbursements, the Funds paid no administrative services or transfer agent fees during the fiscal period from April 11, 1994 (commencement of operations), through May 31, 1994, and for the years ended May 31, 1995, and May 31, 1996.

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED MAY 31, 1996

                                Aggregate          Pension or Retirement            Estimated             Total Compensation
   Name of                    Compensation        Benefits Accrued As Part       Annual Benefits          From Fund and Fund
   Trustee*                  From The Fund            of Fund Expenses           Upon Retirement      Complex** Paid to Trustees
--------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat      $ 83 (Money Market
                         $ 10 (Intermediate-Term)     Not Applicable            Not Applicable                 $47,750

Ronald J. Gilson         $453 (Money Market
                         $327 (Intermediate-Term)     Not Applicable            Not Applicable                 $97,333

Myron S. Scholes         $455 (Money Market
                         $327 (Intermediate-Term)     Not Applicable            Not Applicable                 $69,750

Kenneth E. Scott         $524 (Money Market
                         $336 (Intermediate-Term)     Not Applicable            Not Applicable                 $78,273

Ezra Solomon             $563 (Money Market
                         $218 (Intermediate-Term)     Not Applicable            Not Applicable                 $68,499

Isaac Stein              $467 (Money Market
                         $329 (Intermediate-Term)     Not Applicable            Not Applicable                 $71,500

Jeanne D. Wohlers        $484 (Money Market
                         $331 (Intermediate-Term)     Not Applicable            Not Applicable                 $73,750
------------------------------------------------------------------------------------------------------------------------------

*    Interested Trustees receive no compensation for their services as such.

** American Century family of funds includes nearly 70 no-load mutual funds.


STATEMENT OF ADDITIONAL INFORMATION                                           19



DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

     Each Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Trustees; custodian, audit, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

     The Manager may recover amounts absorbed on behalf of a Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time. The Manager has agreed to limit each Fund's expenses to a specified percentage of average daily net assets until May 31, 1997, as listed below:

Fund                              Expense Limit
-------------------------------------------------------
Money Market Fund                     .61%
Intermediate-Term Fund                .67%
-------------------------------------------------------


     The expense limit is subject to annual renewal. The expense limit for each Fund for the year ended May 31, 1995, was .66% of average daily net assets. The expense limits for the Money Market Fund and the Intermediate-Term Fund for the year ended May 31, 1996, were .65% and .69%, respectively, of average daily net assets.

     Net reimbursements paid by the Manager for the year ended May 31, 1995, were $201,445 and $70,638 for the Money Market Fund and Intermediate-Term Fund, respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are available only to residents of California, Florida, Georgia, Illinois, Michigan, New Jersey, and Pennsylvania. The Funds' shares are continuously offered at net asset value. Certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Trust's or a series' best interest.

     As of July 31, 1996, to the knowledge of the Trust, the shareholders listed in the chart on the following page were the only holders of 5% or more of outstanding shares of the individual Funds.

Fund                           Money Market Fund
-------------------------------------------------------
Shareholder Name and           G. Teichner
Address                        P.O. Box 369
                               Ft. Lauderdale, FL 33302

-------------------------------------------------------
# of Shares Held               6,326,324.770
-------------------------------------------------------
% of Total Shares
Outstanding                    5.5%
-------------------------------------------------------


Fund                           Intermediate-Term Fund
-------------------------------------------------------
Shareholder Name and           Charles Schwab & Co.
Address                        101 Montgomery Street
                               San Francisco, CA 94104
-------------------------------------------------------
# of Shares Held               128,975.425
-------------------------------------------------------
% of Total Shares
Outstanding                    12.9%
-------------------------------------------------------

20                                                  AMERICAN CENTURY INVESTMENTS


     ACS charges neither fees nor commissions on the purchase and sale of Fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

     Share purchases and redemptions are governed by California law.

OTHER INFORMATION

     The Fund's investment advisor, Benham Management Corporation, has been continuously registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Trust or the advisor by the Securities and Exchange Commission.

     For further information, refer to the registration statement and exhibits on file with the Securities and Exchange Commission in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

MUNICIPAL SECURITIES RATINGS

     Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
MUNICIPAL BOND RATINGS:

     Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

     Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

     Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

STATEMENT OF ADDITIONAL INFORMATION                                           21


     C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  MOODY'S  INVESTORS   SERVICE,   INC.'S  RATINGS  OF  NOTES  AND
VARIABLE-RATE DEMAND OBLIGATIONS:

     Moody's  ratings  for  state  and  municipal  short-term   obligations  are
designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

     PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS
FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

22                                                  AMERICAN CENTURY INVESTMENTS


     B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

     C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS
FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM
DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

STATEMENT OF ADDITIONAL INFORMATION                                           23

                                      NOTES

24   Notes                                        AMERICAN CENTURY INVESTMENTS

                                      NOTES

STATEMENT OF ADDITIONAL INFORMATION                                  Notes    25



P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962
Internet: www.americancentury.com

9701                [recycled logo]
SH-BKT-7194            Recycled

                                 [company logo]
                                    American
                                  Century(sm)







                      STATEMENT OF ADDITIONAL INFORMATION

                                 [company logo]
                                    American
                                  Century(sm)

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                     BENHAM
                                    GROUP(R)

                             Tax-Free Money Market
                           Intermediate-Term Tax-Free
                               Long-Term Tax-Free

                                 [front cover]



                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                        AMERICAN CENTURY MUNICIPAL TRUST

This is the Statement of Additional Information for the American Century--Benham Tax-Free Money Market Fund, American Century--Benham Intermediate-Term Tax-Free Fund and American Century--Benham Long-Term Tax-Free Fund. This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated September 3, 1996, revised January 1, 1997. The Fund's annual report for the fiscal year ended May 31, 1996, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques .................2
Investment Restrictions ............................8
Portfolio Transactions ............................10
Valuation of Portfolio Securities .................10
Performance .......................................12
Taxes .............................................13
About the Trust ...................................15
Trustees and Officers .............................16
Investment Advisory Services ......................17
Transfer and Administrative Services ..............18
Distribution of Fund Shares .......................19
Direct Fund Expenses ..............................19
Expense Limitation Agreement ......................19
Additional Purchase and Redemption
   Information ....................................19
Other Information .................................20

     NOTE: Throughout this Statement of Additional Information, Tax-Free Money Market Fund will be referred to as the Money Market Fund. Intermediate-Term Tax-Free Fund (Intermediate-Term Fund) and Long-Term Tax-Free Fund (Long-Term
Fund) are referred to collectively as the Variable-Price Funds.

Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

     The following pages provide a more detailed description of securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

MUNICIPAL NOTES

     Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

     TAX ANTICIPATION NOTES (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

     REVENUE ANTICIPATION NOTES (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

     BOND ANTICIPATION NOTES (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

     TAX-EXEMPT COMMERCIAL PAPER is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

MUNICIPAL BONDS

     Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

     GENERAL OBLIGATION (GO) BONDS are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

     REVENUE BONDS are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt service reserve fund.

     INDUSTRIAL DEVELOPMENT BONDS (IDBs), types of revenue bonds, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects as well as public facilities, such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depends solely on the ability of the facility's user to meet its financial obligations and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS

     The Funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal, plus accrued interest, from the issuers or financial intermediaries. Floating-rate instruments have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which is typically based on an index. These formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

2                                                   American Century Investments


     The Board of Trustees has approved investments in VRDOs and FRDOs on the following conditions:

(1) The Fund must have an unconditional right to demand a return of principal plus accrued interest from the issuer on 30 days' notice or less;

(2) Under the direction of the Board of Trustees, Benham Management Corporation (the "Manager") must determine that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment (such as a letter of credit) from a third party; and

(3) The rate of interest payable on the VRDO or FRDO must be calculated to ensure that its market value will approximate par value on interest rate adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED

     Each Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

     The Manager expects that the Funds will pay more for securities with puts attached than for securities without these liquidity features. The Manager may buy securities with puts attached to keep a Fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the Funds' investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the Funds, the Manager limits the Funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service (IRS).

     Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Funds' weighted average maturities. Where a Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

     There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a Fund attempts to exercise the put. To minimize such risks, the Funds will purchase obligations with puts attached only from sellers deemed creditworthy by the Manager under the direction of the Board of Trustees.

TENDER OPTION BONDS

     Tender option bonds (TOBs) are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

     There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the Manager monitors the credit quality of bonds underlying the Funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second highest rating category designated by a nationally recognized statistical rating agency (a "rating agency").

     The Manager also takes steps to minimize the risk that the Fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences.

     After purchase, the Manager monitors factors related to the tax-exempt status of the Fund's TOB holdings in order to minimize the risk of generating taxable income.

     TOBs were created to increase the supply of high-quality, short-term tax-exempt obligations, and, thus, they are of particular interest to the Money Market Fund. However, any of the Funds may purchase these instruments.

Statement of Additional Information                                            3


WHEN-ISSUED AND FORWARD
COMMITMENT AGREEMENTS

     The Funds may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, each Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While a Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. government securities, or other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through sales of securities, or, although it would not normally expect to do so, through the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

     The Funds may sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Funds own. The Funds will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Funds if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

     As an operating policy, each Fund will not commit greater than 50% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 50% of a Fund's total assets to be committed under when-issued or forward commitment agreements, the Manager need not sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is below 50% of total assets.

MUNICIPAL LEASE OBLIGATIONS

     Each Fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

     Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

     Many leases and contracts include nonappropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents

4                                                   American Century Investments


occupancy could result in all or a portion of a lease payment not being made.

INVERSE FLOATERS (VARIABLE-PRICE FUNDS)

     An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on an inverse floater goes down, and vice versa. Generally this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

     Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

     In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(a) Floater holders receive interest based on rates set at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(b) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

     Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on such inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

     Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

     Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures; during which time, interest on the floater is capped at a predetermined rate.

     The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

RESTRICTED SECURITIES

     The Funds may buy securities that are subject to restrictions on resale. These securities will be deemed illiquid unless (a) the Board of Trustees establishes guidelines for determining the liquidity of restricted securities and (b) the securities (on a case by case basis) are determined to be liquid in accordance with Board-approved guidelines.

SHORT-TERM INVESTMENTS (VARIABLE-PRICE FUNDS)

     Under certain circumstances, the Variable-Price Funds may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, the Manager does not expect these Funds' investments in short-term securities to exceed 35% of total assets. If a Fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. The Manager intends to minimize such investments, however, and may allow the Funds to hold cash to avoid generating taxable dividends when suitable short-term municipal securities are unavailable.

     Pursuant to an exemptive order that the Manager received from the Securities and Exchange Commission

Statement of Additional Information                                            5


(SEC), for liquidity purposes each Variable-Price Fund may invest up to 5% of its total assets in shares of a money market fund advised by the Manager, provided that the investment is consistent with the Fund's investment policies and restrictions.

CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED TO FINANCE SIMILAR PROJECTS OR FACILITIES

     From time to time, a significant portion of a Fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a Fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds that a Fund holds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity of or the means of financing municipal projects, material or manpower shortages, and declining demand for the projects or facilities financed by the municipal bonds.

FUTURES AND OPTIONS (VARIABLE-PRICE FUNDS)

     Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge a Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure. The Funds do not use futures and options transactions for speculative purposes.

     Although other techniques may be used to control a Fund's exposure to market fluctuations, the use of futures contracts can be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The Funds may engage in futures and options transactions based on securities indexes, such as the Bond Buyer Index of Municipal Bonds, that are consistent with the Funds' investment objectives. The Funds may also engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes.

     Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Municipal Bond Index. Although other types of futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

     To initiate and maintain an open position in a futures contract, a Fund would be required to make a good-faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

     Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the

6                                                   American Century Investments


contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the broker for as long as the contract remains open and do not constitute margin transactions for purposes of the Funds' investment restrictions.

     RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a Fund's return. A Fund could also suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if it were unable to close out its position because of an illiquid secondary market.

     Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it might not be possible to close a futures position when the Manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying the futures contracts it holds. The Manager will seek to minimize these risks by limiting the contracts it enters into on behalf of the Funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

     A Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund could also lose margin payments it has deposited with a margin broker if, for example, the broker becomes bankrupt.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

     Although they do not currently intend to do so, the Funds may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Funds would give up some ability to participate in a price increase on the underlying security. If a Fund engages in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the

Statement of Additional Information                                            7


Commodity  Exchange  Act, a fund may enter into futures and options  transaction
(a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

INVESTMENT RESTRICTIONS

     The Funds' investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the votes of shareholders of each Fund, as determined in accordance with the Investment Company Act of 1940.

     NONE OF THE FUNDS MAY:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer.

(2) Act as an underwriter of securities issued by others, except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment policies and techniques may be deemed to be an underwriting.

(3) Make loans to others, except in accordance with the Fund's investment objective and policies.

(4) Purchase any equity securities in any companies, including warrants, or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(5) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, illiquid securities) if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(6) Purchase or retain securities of any issuer if, to the knowledge of the Fund's management, those officers and Trustees of the Trust and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. However, such restrictions shall not apply to holdings of the issuers of industrial development bonds.

(7) Acquire securities for the purpose of exercising control over management of the issuer.

(8) Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activity in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or to municipal securities of any type.

     THE MONEY MARKET FUND MAY NOT:

(1) Borrow money in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may not mortgage, pledge, or hypothecate in excess of 331/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(2) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this

8                                                   American Century Investments


     limitation shall not prohibit the purchase of municipal securities and other debt securities secured by real estate or interests therein.

(3)  Engage in any short-selling operations.

(4) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except that it may purchase and hold securities with rights to put securities to the seller or "standby commitments" in accordance with its investment techniques.

(5) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(6) Acquire or retain the securities of any other investment company, except in connection with a merger, consolidation, acquisition, or reorganization.

     THE INTERMEDIATE-TERM FUND AND THE LONG-TERM FUND EACH MAY NOT:

(1) Borrow money in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may not mortgage, pledge, or hypothecate in excess of 33 1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding (the deposit of assets in escrow in connection with the writing of covered put and call options and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed a pledge of the Fund's assets).

(2) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of municipal securities and other debt securities secured by real estate or interests therein, and shall not prohibit the Fund from purchasing, selling, or entering into options on securities or indexes of securities, futures contracts, options on futures contracts, or any other interest rate hedging instrument, subject to the Fund's compliance with applicable provisions of the federal securities or commodities laws.

(3) Engage in any short-selling operations, except that the Fund may purchase, sell, or enter into short positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and any other interest rate hedging instrument as may be permitted under the federal securities or commodities laws.

(4) Engage in margin transactions, except that it may purchase, sell, or enter into positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and other interest rate hedging instruments, and may make margin deposits in connection therewith, and may purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its investment techniques.

(5) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that transactions in options, futures, options on futures, other interest rate hedging instruments, notes evidencing temporary borrowings, or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(6) Acquire or retain the securities of any other investment company, except that the Fund may, for temporary purposes, purchase shares of the Money Market Fund, subject to such restrictions as may be imposed by (i) the Investment Company Act of 1940 and rules thereunder or (ii) any state in which shares of the Fund are registered, and may acquire shares of any investment company in connection with a merger, consolidation, acquisition, or reorganization.

     The Funds are also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

Statement of Additional Information                                            9


     NONE OF THE FUNDS MAY:

(a) Purchase any security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers that at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the U.S. government or its agencies, and municipal securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer); provided, however, that for the purpose of this limitation, industrial development bonds issued by nongovernmental users shall not be deemed municipal securities.

(b) Enter into when-issued or forward commitment transaction that settle in more than 120 days.

     Unless otherwise indicated, with the exception of the percentage limitation on borrowing, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

     For purposes of the Funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if the bond is backed only by the assets and revenues of a nongovernmental user, the nongovernmental user would be deemed the sole issuer. If the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

     The Intermediate-Term Fund's annual portfolio turnover rate is not expected to exceed 100%, and the Long-Term Fund's annual portfolio turnover rate is not expected to exceed 200%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the Manager carefully weighs the potential benefits of short-term investing against these considerations.

     The Variable-Price Funds' portfolio turnover rates for the fiscal years ended May 31, 1996 and 1995, are indicated in the following table.

                        Portfolio Turnover Rates
-----------------------------------------------------------------------------
                                 Fiscal                  Fiscal
Fund                              1996                    1995
-----------------------------------------------------------------------------
Intermediate-Term Fund           45.98%                  47.48%
Long-Term Fund                   49.17%                  34.09%
-----------------------------------------------------------------------------

VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

10                                                  American Century Investments


     The Manager typically completes trading on behalf of each Fund in various markets before the Exchange closes for the day. Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

     MONEY MARKET FUND. Securities held by the Money Market Fund are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. While this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

     The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, a fund holding itself out as a money market fund must adhere to certain quality and maturity criteria. In particular, such a fund must limit its investments to U.S. dollar-denominated instruments that are determined by its directors or trustees to present minimal credit risks and that are (a) high-grade obligations rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two rating agencies (or by one if only one has rated an obligation) or (b) unrated obligations judged by the advisor, under the direction of the fund's directors or trustees, to be of comparable quality. Further, pursuant to Rule 2a-7, a money market fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase instruments with remaining maturities of 397 days or less. As an operating policy, the Money Market Fund maintains a dollar-weighted average maturity of 60 days or less.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's NAV at $1.00 per share. These procedures require the Trust's chief financial officer to notify the Trustees immediately if, at any time, the Fund's weighted average maturity exceeds 60 days, or its NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the Board of Trustees' audit committee will be called to consider what actions, if any, should be taken. If such deviation exceeds
 .50%, the Trust's chief financial officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to
 .50% or lower and to call a meeting of the Board of Trustees to consider further action.

     The Board of Trustees monitors the levels of illiquid securities, however if the levels are exceeded, they will take action to rectify these levels.

     Actions the Board of Trustees may consider under these circumstances include: (a) selling portfolio securities prior to maturity, (b) withholding dividends or distributions from capital, (c) authorizing a one-time dividend adjustment, (d) discounting share purchases and initiating redemptions in kind, or (e) valuing portfolio securities at market for purposes of calculating NAV.

     VARIABLE-PRICE FUNDS. Securities held by the Variable-Price Funds normally are priced by an independent pricing service, provided that such prices are believed by the Manager to reflect the fair market value of portfolio securities. Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the Manager under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Manager, on the basis of ongoing evaluation of these services, may use

Statement of Additional Information                                           11


other pricing services or discontinue the use of any pricing service in whole or in part.

     Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and asked prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among broker-dealers.

     Securities maturing within 60 days of the valuation date may be valued at amortized cost, which is plus or minus any amortized discount or premium, unless the Trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair market value using methods approved by the board of trustees.

PERFORMANCE

     The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature and is not indicative of future results. The Funds' share price, yield, and return will vary with changing market conditions.

     For the MONEY MARKET FUND, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

     Effective Yield = [(Base-Period Return + 1)365/7] - 1

     For the seven-day period ended May 31, 1996, the Money Market Fund's yield was 3.17%, and its effective yield was 3.22%.

     For the VARIABLE-PRICE FUNDS, yield quotations are based on the investment income per share earned during a given 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a Fund's net investment income by its share price on the last day of the period, according to the following formula:

     YIELD = 2 [(a - b + 1)6 - 1]
                ------
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended May 31, 1996, the Intermediate-Term Fund's yield was 4.33%, and the Long-Term Fund's yield was 4.92%.

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time but changes from year-to-year and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     The Funds' average annual total returns for the one-year, five-year, ten-year and life-of-fund periods ended May 31, 1996, are indicated in the following table.

12                                                  American Century Investments


Fund                       One Year     Five Year     Ten Year   Life of Fund*
-----------------------------------------------------------------------------
Money Market Fund            3.19%        2.73%         3.88%        4.10%
Intermediate-Term Fund       4.38%        6.42%         6.87%        6.95%
Long-Term Fund               3.75%        7.62%         7.23%        8.69%
-----------------------------------------------------------------------------
*Commencement of Operations July 31, 1984.

     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The Funds' shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

FEDERAL INCOME TAX

     The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Funds will not incur federal or state income taxes on its net investment income and on net realized capital gains to the extent distributed to shareholders.

     It is intended that each Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for purposes of the regular federal income tax. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

     Each Fund will determine periodically which distributions will be designated as exempt-interest dividends. If a Fund earns income which is not eligible to be designated as exempt-interest dividends, the Fund, nonetheless, intends to distribute such income.

Statement of Additional Information                                           13


Such distributions will be subject to federal, state, and local taxes, as applicable, in the hands of shareholders.

     Distributions of net investment income received by a Fund from investment in debt securities other than municipal securities and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income. Because the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

     The timing of your investment could have undesirable tax consequences. If you open an account or buy shares for your account before the day a dividend or distribution is declared, you may receive a portion of your investment back as taxable income if that dividend or distribution is not an exempt-interest dividend.

     Under the Code, any distribution from a fund's net realized long-term capital gains is taxable to shareholders as a long-term capital gain, regardless of the length of time shares have been held.

     As of May 31, 1996, the Intermediate-Term Fund and Long-Term Fund had capital loss carryovers of $420,126 and $427,920, respectively. No future capital gain distributions will be made by either Fund until the loss carryover has been offset or has expired. For the Intermediate-Term Fund, the capital loss carryovers of $382,614 and $37,512 expire May 31, 2003 and May 31, 2004, respectively. For the Long-Term Fund, the capital loss carryovers of $330,926 and $96,994 expire May 31, 2003 and May 31, 2004, respectively.

     The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the investments in such instruments.

     Upon the sale or exchange of a Fund's shares, a shareholder generally will realize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term if the shareholder's holding period for the shares is more than one year and, generally, will otherwise be short-term.

     Any loss realized from a disposition of Fund shares held for six months or less will be disallowed to the extent that dividends from the Fund have been designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Interest on certain types of industrial development bonds is subject to federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The Funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns directly or indirectly in aggregate more than 50% of the equity value of the substantial user.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. The Funds, the investment manager, and the Funds' counsel do not review the proceedings relating to the issuance of state or municipal securities on the basis of bond counsel opinions.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the Funds'

14                                                  American Century Investments


NAVs would be adversely affected. Under these circumstances, the Board of Trustees would re-evaluate the Funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

     The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether a Fund is a suitable investment based on his or her situation, a prospective investor may wish to consult a tax advisor.

ALTERNATIVE MINIMUM TAX

     While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while tax-exempt for regular federal income tax purposes, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

     All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's adjusted current earnings.

     The Trust will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

ABOUT THE TRUST

     American  Century  Municipal  Trust (the "Trust") is a registered  open-end management investment company that was organized as a Massachusetts business trust on May 1, 1984 (the Trust was formerly known as "Benham Municipal Trust" and "Benham National Tax-Free Trust"). Currently, there are eight series of the Trust. American Century--Benham Tax-Free Money Market Fund (formerly known as "Benham National Tax-Free Money Market Fund"), American Century--Benham
Intermediate-Term Tax-Free Fund (formerly known as "Benham National Tax-Free Intermediate-Term Fund"), and American Century--Benham Long-Term Tax-Free Fund (formerly known as "Benham National Tax-Free Long-Term Fund") are described in this Statement of Additional Information. The Board of Trustees may create additional series from time to time.

     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

     Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group. Each shareholder has equal rights to dividends and distributions declared by the Fund and to the net assets of such Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund. Shares of each series have equal voting rights, although each series votes separately on matters affecting that series exclusively.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders,

Statement of Additional Information                                           15


Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Trust's assets. Services provided by the custodian include (a) settling portfolio purchases and sales, (b) reporting failed trades,
(c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Funds' investment policies or in determining which securities are sold or purchased by the Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serve as the Trust's independent auditors. KPMG audits the annual report and provides tax and other services.

TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management
Corporation; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below serves as Trustee or Director of other funds advised by the Manager. Unless otherwise noted, a date in parentheses indicates the date the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Ropeke is 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

     *JAMES M. BENHAM, Chairman of the Board of Trustees (1985), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Trustee (1985). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem
Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a

16                                                  American Century Investments


Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS III, Trustee (1995). Mr Stowers III is President, Chief Executive Officer and Director of ACC, ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1985). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM  M.  LYONS,  Executive  Vice  President  (1996);   Executive  Vice
President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *C. JEAN WADE, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     The table on the next page summarizes the compensation that the Trustees of the Funds received for the Funds' fiscal year ended May 31, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

     As of July 31, 1996, the Trust's Officer's and Trustees, as a group, owned less than 1% of each Fund's total shares outstanding.

INVESTMENT ADVISORY SERVICES

     Each Fund has an  investment  advisory  agreement  with  Benham  Management
Corporation   (the  "Manager")   dated  June  1,  1995,  that  was  approved  by
shareholders on May 31, 1995.

     The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Funds since each Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

     Each Fund's agreement with the Manager continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's shareholders or by vote of a majority of the Fund's Trustees, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Each investment advisory agreement is terminable on sixty days' written notice, either by the Fund or by the Manager, to the other party, and terminates automatically in the event of its assignment.

     Pursuant to the investment advisory agreement, the Manager provides the Funds with investment advice and portfolio management services in accordance with each Fund's investment objectives, policies, and restrictions. The Manager determines what securities will be purchased and sold by the Funds and assist the Trust's officers in carrying out decisions made by the Board of Trustees.

     For these services, each Fund pays the Manager a monthly investment advisory fee based on a percentage of the Trust's average daily net assets to the following investment advisory fee schedule:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.

     Investment advisory fees paid by each Fund to the Manager for the fiscal periods ended May 31, 1996, 1995, and 1994 are indicated in the following table.

Statement of Additional Information                                           17


Fee amounts are net of amounts reimbursed or recouped as described under the section titled "Expense Limitation Agreement."

                Investment Advisory Fees (net of reimbursements)
-----------------------------------------------------------------------------
                              Fiscal            Fiscal            Fiscal
Fund                           1996              1995              1994
-----------------------------------------------------------------------------
Money Market Fund            $331,599          $367,683          $397,311
Intermediate-Term Fund        262,048           234,926           275,656
Long-Term Fund                197,247           165,409           218,160
-----------------------------------------------------------------------------

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Funds. ACS provides facilities, equipment and personnel to the Funds and is paid for such services by the Funds. For administrative services, each Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                     Administrative Fee Rate
-----------------------------------------------------------------------------
up to $4.5 billion                         .11%
up to $6 billion                           .10
up to $9 billion                           .09
over $9 billion                            .08
-----------------------------------------------------------------------------


TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED MAY 31, 1996

                             Aggregate             Pension or Retirement            Estimated             Total Compensation
     Name of               Compensation           Benefits Accrued As Part       Annual Benefits          From Fund and Fund
     Trustee*             From The Fund               of Fund Expenses           Upon Retirement      Complex** Paid to Trustees
--------------------------------------------------------------------------------------------------------------------------------
Albert Eisenstat        $ 78 (Money Market)            Not Applicable            Not Applicable                 $47,750
                          56 (Intermediate-Term)
                          47 (Long-Term)

Ronald J. Gilson        $473 (Money Market)            Not Applicable            Not Applicable                 $97,333
                         432 (Intermediate-Term)
                         412 (Long-Term)

Myron S. Scholes        $479 (Money Market)            Not Applicable            Not Applicable                 $69,750
                         435 (Intermediate-Term)
                         414 (Long-Term)

Kenneth E. Scott        $543 (Money Market)            Not Applicable            Not Applicable                 $78,273
                         480 (Intermediate-Term)
                         452 (Long-Term)

Ezra Solomon            $575 (Money Market)            Not Applicable            Not Applicable                 $68,499
                         458 (Intermediate-Term)
                         414 (Long-Term)

Isaac Stein             $486 (Money Market)            Not Applicable            Not Applicable                 $71,500
                         441 (Intermediate-Term)
                         420 (Long-Term)

Jeanne D. Wohlers       $504 (Money Market)            Not Applicable            Not Applicable                 $73,750
                         453 (Intermediate-Term)
                         429 (Long-Term)
--------------------------------------------------------------------------------------------------------------------------------
*    Interested Trustees receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.

18                                                  American Century Investments


     For transfer  agent  services,  each Fund pays ACS a monthly fee of $1.3958
for  each  shareholder   account  maintained  and  $1.35  for  each  shareholder
transaction executed during the month.

     Administrative service and transfer agent fees paid by each Fund for the fiscal years ended May 31, 1996, 1995, and 1994, are indicated in the following tables. Fee amounts are net of reimbursements as described under the section titled "Expense Limitation Agreement."

                              Administrative Fees
-----------------------------------------------------------------------------
                              Fiscal            Fiscal            Fiscal
Fund                           1996              1995              1994
-----------------------------------------------------------------------------
Money Market Fund             $88,675          $103,791          $104,485
Intermediate-Term Fund         61,997            65,398            73,292
Long-Term Fund                 49,774            49,352            59,711
-----------------------------------------------------------------------------
                              Transfer Agent Fees
-----------------------------------------------------------------------------
                              Fiscal            Fiscal            Fiscal
Fund                           1996              1995              1994
-----------------------------------------------------------------------------
Money Market Fund             $66,117           $65,409           $79,424
Intermediate-Term Fund         45,624            51,377            54,899
Long-Term Fund                 41,782            43,687            46,314
-----------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares offered by this Prospectus. The Funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

     Each Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Trustees; custodian, audit, tax preparation and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

     The Manager may recover amounts (representing expenses in excess of the contractual limit) reimbursed to the Funds during the preceding 11 months if, and to the extent that, for any given month, a Funds' expenses were less than the lower of the contractual or voluntary expense limit in effect at that time. The expense limit is subject to annual renewal. The Manager has agreed to limit each Fund's expenses to a specified percentage of average daily net assets until May 31, 1997, as listed below.

                                  1997                      1996
Fund                          Expense Limit             Expense Limit
-----------------------------------------------------------------------------
Money Market Fund                 .67%                      .64%
Intermediate-Term Fund            .67%                      .69%
Long-Term Fund                    .67%                      .69%
-----------------------------------------------------------------------------

     Net expense limitations/recoupments for the fiscal years ended May 31, 1996, 1995, and 1994 are indicated in the table that follows.

                     Net Expense Limitations (Recoupments)
-----------------------------------------------------------------------------
                              Fiscal            Fiscal            Fiscal
Fund                           1996              1995              1994
-----------------------------------------------------------------------------
Money Market
Fund                          $76,481           $88,328           $93,387

Intermediate-
Term Fund                      23,199            69,263            68,582

Long-Term Fund                 31,698            64,101            62,290
-----------------------------------------------------------------------------

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its

Statement of Additional Information                                           19


series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Trust's or a series' best interest.

     As of July 31, 1996, to the knowledge of the Trust, the shareholders listed in the chart below were record holders of 5% or more of the outstanding shares of the individual Funds.

FUND                                        MONEY MARKET FUND
-----------------------------------------------------------------------------
                                            Ellen Haebler Skove
Shareholder Name and                        48 Card Sound Road
Address                                     Key Largo, FL 33037
-----------------------------------------------------------------------------
# of Shares Held                            4,727,046.750
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                                 5.0%
-----------------------------------------------------------------------------

FUND                                        INTERMEDIATE-TERM FUND
-----------------------------------------------------------------------------
                                            Charles Schwab & Co.
Shareholder Name and                        101 Montgomery Street
Address                                     San Francisco, CA 94101
-----------------------------------------------------------------------------
# of Shares Held                            741,943.009
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                                 12.7%
-----------------------------------------------------------------------------

FUND                                        LONG-TERM FUND
-----------------------------------------------------------------------------
                                            Charles Schwab & Co.
Shareholder Name and                        101 Montgomery Street
Address                                     San Francisco, CA 94101
-----------------------------------------------------------------------------
# of Shares Held                            671,485.453
-----------------------------------------------------------------------------
% of Total Shares
Outstanding                                 14.8%

     ACS charges neither fees nor commissions on the purchase and sale of Fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

     Pursuant to Rule 18f-1 under the Investment Company Act of 1940, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund in which shares are held at the beginning of such period. This election is irrevocable without the prior approval of the Securities and Exchange Commission. With respect to redemption requests in excess of the above limit, it is the intention of the Trust to make payments in cash, although the Trustees reserve the right to make payments in whole or in part in securities under emergency circumstances or when payment in cash would impair the liquidity of a Fund to the detriment of shareholders. In this event, the securities would be valued in the same manner applied in valuing the Funds' assets for purposes of calculating NAV. An investor may incur brokerage costs upon the sale of such securities.

     Share purchases and redemptions are governed by California law.

OTHER INFORMATION

     The Funds' investment advisor has been continuously registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Trust or the advisor by the Securities Exchange Commission.

     For further information, refer to registration statements and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

MUNICIPAL SECURITIES RATINGS

     Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

20                                                  American Century Investments


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
MUNICIPAL BOND RATINGS:

     Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

     Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

     Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  MOODY'S  INVESTORS   SERVICE,   INC.'S  RATINGS  OF  NOTES  AND
VARIABLE-RATE DEMAND OBLIGATIONS:

     Moody's  ratings  for  state  and  municipal  short-term   obligations  are
designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from regis-

Statement of Additional Information                                           21


tration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

     PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

     C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and inter-

22                                                  American Century Investments


est. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Statement of Additional Information                                           23


                                     NOTES

24   Notes                                          American Century Investments


                                     NOTES

Statement of Additional Information                                   Notes   25


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

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